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Nano has launched a highly opportunistic, self-interested campaign to take

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Forward-Looking Statements

This website contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the actual results of Stratasys Ltd. and its consolidated subsidiaries ("Stratasys") may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Such forward-looking statements include statements relating to the proposed transaction between Stratasys and Desktop Metal, Inc. ("Desktop Metal"), including statements regarding the benefits of the transaction and the anticipated timing of the transaction, and information regarding the businesses of Stratasys and Desktop Metal, including expectations regarding outlook and all underlying assumptions, Stratasys' and Desktop Metal's objectives, plans and strategies, information relating to operating trends in markets where Stratasys and Desktop Metal operate, statements that contain projections of results of

I AGREE

Nano's self-serving
Stratasys' future gro

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote "**FOR**"
of the Stratasys Slate. We

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operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Stratasys or Desktop Metal intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management's beliefs and assumptions made based on information currently available to management. All statements in this website, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words "outlook," "guidance," "expects," "believes," "anticipates," "should," "estimates," and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Stratasys' or Desktop Metal's actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to those factors and risks described in Item 3.D "Key Information - Risk Factors", Item 4 "Information on the Company", and Item 5 "Operating and Financial Review and Prospects" in Stratasys' Annual Report on Form 20-F for the year ended December 31, 2022 and Part 1, Item 1A, "Risk Factors" in Desktop Metal's Annual Report on Form 10-K for the year ended

I AGREE

Nano's self-serving
Stratasys' future gro

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote "**FOR**"
f the Stratasys Slate. We

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year ended December 31, 2022 and Part 1, Item 1A, "Risk Factors" in Desktop Metal's Annual Report on Form 10-K for the year ended December 31, 2022, each filed with the Securities and Exchange Commission (the "SEC"), and in other filings by Stratasys and Desktop Metal with the SEC. These include, but are not limited to: factors relating to the partial tender offer commenced by Nano Dimension Ltd. ("Nano"), including actions taken by Nano in connection with the offer, actions taken by Stratasys or its shareholders in respect of the offer and the effects of the offer on Stratasys' businesses, or other developments involving Nano, the ultimate outcome of the proposed transaction between Stratasys and Desktop Metal, including the possibility that Stratasys or Desktop Metal shareholders will reject the proposed transaction; the effect of the announcement of the proposed transaction on the ability of Stratasys and Desktop Metal to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary shareholder approvals); other risks related to

I AGREE

Nano's self-serving
Stratasys' future gr

of Directors Unanimously
at Shareholders Vote "**FOR**"
of the Stratasys Slate. We

Nano has launched a highly opportunistic, self-interested campaign to take

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the completion of the proposed transaction and actions related thereto; changes in demand for Stratasys' or Desktop Metal's products and services; global market, political and economic conditions, and in the countries in which Stratasys and Desktop Metal operate in particular; government regulations and approvals; the extent of growth of the 3D printing market generally; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates and potential recessionary conditions; the impact of shifts in prices or margins of the products that Stratasys or Desktop Metal sells or services Stratasys or Desktop Metal provides, including due to a shift towards lower margin products or services; the potential adverse impact that recent global interruptions and delays involving freight carriers and other third parties may have on Stratasys' or Desktop Metal's supply chain and distribution network and consequently, Stratasys' or Desktop Metal's ability to successfully sell both existing and newly-launched 3D printing products; litigation and regulatory proceedings, including any proceedings that may be instituted against Stratasys or Desktop Metal related to the proposed transaction; impacts of rapid technological change in the additive manufacturing

I AGREE

Nano's self-serving
Stratasys' future gr

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote "**FOR**"
of the Stratasys Slate. We

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industry, which requires Stratasys and Desktop Metal to continue to develop new products and innovations to meet constantly evolving customer demands and which could adversely affect market adoption of Stratasys' or Desktop Metal's products; and disruptions of Stratasys' or Desktop Metal's information technology systems.

These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form F-4 and joint proxy statement/prospectus that has been filed with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Stratasys' and Desktop Metal's respective periodic reports and other filings with the SEC, including the risk factors identified in Stratasys' and Desktop Metal's Annual Reports on Form 20-F and Form 10-K, respectively, and Stratasys' Form 6-K reports that published

I AGREE

Nano's self-serving
Stratasys' future gro

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote "**FOR**"
f the Stratasys Slate. We

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in Stratasys' and Desktop Metal's Annual Reports on Form 20-F and Form 10-K, respectively, and Stratasys' Form 6-K reports that published its results for the quarter ended March 31, 2023, which it furnished to the SEC on May 16, 2023, and Desktop Metal's most recent Quarterly Reports on Form 10-Q. The forward-looking statements included in this website are made only as of the date hereof. Neither Stratasys nor Desktop Metal undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This website is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

I AGREE

Nano's self-serving
Stratasys' future gro

of Directors Unanimously
at Shareholders Vote "**FOR**"
f the Stratasys Slate. We

Nano has launched a highly opportunistic, self-interested campaign to take

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Important Additional Information

In connection with the proposed transaction, Stratasys filed with the SEC a registration statement on Form F-4 that includes a joint proxy statement of Stratasys and Desktop Metal and that also constitutes a prospectus of Stratasys. Each of Stratasys and Desktop Metal may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Stratasys or Desktop Metal may file with the SEC. The registration statement has not yet become effective. After the registration statement is effective, the definitive joint proxy statement/prospectus will be mailed to shareholders of Stratasys and Desktop Metal. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL

I AGREE

sys and
vestment

Nano's self-serving
Stratasys' future gro

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote "**FOR**"
f the Stratasys Slate. We

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stratasys

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CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and definitive joint proxy statement/prospectus and other documents containing important information about Stratasys, Desktop Metal and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished, to the SEC by Stratasys will be available free of charge on Stratasys' website at https://investors.stratasys.com/sec-filings. Copies of the documents filed with the SEC by Desktop Metal will be available free of charge on Desktop Metal's website at https://ir.desktopmetal.com/sec-filings/all-sec-filings.

This website is not an offer to purchase or a solicitation of an offer to sell the ordinary shares of Stratasys. In response to a tender offer commenced by Nano, Stratasys has filed with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9. STRATASYS SHAREHOLDERS ARE ADVISED TO READ

I AGREE

Nano's self-serving
Stratasys' future gro

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote **"FOR"**
of the Stratasys Slate. We

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STRATASYS' SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stratasys shareholders may obtain a copy of the Solicitation/Recommendation Statement on Schedule 14D-9, as well as any other documents filed by Stratasys in connection with the tender offer by Nano or one of its affiliates, free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of these documents from Stratasys by directing a request to Stratasys Ltd., 1 Holtzman Street, Science Park, P.O. Box 2496, Rehovot 7612, Israel, Attn: Yonah Lloyd, VP Investor Relations, or by calling +972-74-745-4029.

Participants in the Solicitation

Stratasys, Desktop Metal and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the

I AGREE

Nano's self-serving
Stratasys' future gro

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote "**FOR**"
of the Stratasys Slate. We

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directors and executive officers of Stratasys, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Stratasys' proxy statement for its 2022 Annual General Meeting of Shareholders, which was filed with the SEC on August 8, 2022, and Stratasys' Annual Report on Form 20-F for the fiscal year ended December 31, 2022, which was filed with the SEC on March 3, 2023. Information about the directors and executive officers of Desktop Metal, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Desktop Metal's proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2023 and Desktop Metal's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Stratasys

I AGREE

Nano's self-serving
Stratasys' future gr

Nano has launched a highly opportunistic, self-interested campaign to take

of Directors Unanimously
at Shareholders Vote **"FOR"**
of the Stratasys Slate. We

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Stratasys' Boa[rd]... Shareholders t... "FOR" the Re-E... Stratasys Slate

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statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Stratasys or Desktop Metal using the sources indicated above.

Use of Non-GAAP Financial Measures

This website contains certain forward-looking non-GAAP measures, which are based on internal forecasts and represent management's best judgment. Reconciliation of such measures to the most directly comparable GAAP financial measures cannot be furnished without unreasonable efforts due to inherent difficulty in forecasting the amount and timing of certain adjustments that are necessary for such reconciliations and which may significantly impact our GAAP results. In particular, sufficient information is not available to calculate certain adjustments that are required to prepare a forward-looking statement of revenue, margin and EBITDA in accordance with GAAP for fiscal years 2024 and beyond. Stratasys also believes that such reconciliations would also imply a degree of precision that would be confusing or inappropriate for these forward-looking measures, which are inherently uncertain. All revenue, margin, EBITDA and other P&L references are non-GAAP unless specified otherwise.

I AGREE

Nano's self-serving ... Stratasys' future gr...

Nano has launched a highly opportunistic, self-interested campaign to take

...of Directors Unanimously ...at Shareholders Vote "**FOR**" ...of the Stratasys Slate. We

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Support Stratasys and Protect Your Investment
01:30

Nano's self-serving campaign risks derailing Stratasys' future growth opportunities

Nano has launched a highly opportunistic, self-interested campaign to take control of Stratasys by nominating an unqualified slate of director candidates to stand for election to Stratasys' Board of Directors. If Nano's slate is elected, Nano would be able to accomplish its goal of acquiring control of Stratasys without paying Stratasys shareholders or closing the tender offer.

Nano's campaign risks derailing Stratasys' future growth opportunities and threatens to destroy value for Stratasys shareholders.

Ahead of the Stratasys Annual General Meeting on Tuesday, August 8, 2023, the Stratasys Board urges shareholders to vote ONLY the **WHITE** proxy card "**FOR**" the re-election of the Stratasys slate consisting of the eight highly qualified current members of Stratasys' Board.

MEET OUR BOARD

CLICK TO VOTE

Stratasys Board of Directors Unanimously Recommends that Shareholders Vote "**FOR**" the Re-Election of the Stratasys Slate. We urge shareholders to read the Proxy Statement for the 2023 Annual General Meeting carefully and in its entirety so you will be fully informed as to your Board's recommendation.

PRESS RELEASE

PROXY STATEMENT

PROXY CARD

Stratasys to Review Revised Unsolicited Partial Tender Offer from Nano Dimension

On July 10, 2023, Nano increased the offer price of its unsolicited partial tender offer to acquire Stratasys ordinary shares not already owned by Nano from $20.05 to $24.00 per share in cash (the "Revised Offer"). Consistent with its fiduciary duties, and in consultation with its independent financial and legal advisors, the Stratasys Board of Directors will carefully review and evaluate the Revised Offer to determine the course of action that it believes is in the best interests of the Company and Stratasys shareholders. Stratasys shareholders are advised to take no action at this time pending the Stratasys Board's review and evaluation of the Revised Offer. Stratasys intends to advise shareholders of the Stratasys Board's position regarding the Revised Offer within ten business days.

READ THE PRESS RELEASE

Your Participation is Important

HOW TO SUPPORT STRATASYS

Shareholders are urged to support Stratasys' value creation strategy and reject Nano's attempt to take control of Stratasys and destroy the value of their investment. Ahead of the Annual General Meeting, vote ONLY the WHITE proxy card "**FOR**" the re-election of the Stratasys slate.

If Nano's slate is elected, Nano would be able to accomplish its goal of acquiring control of Stratasys without paying Stratasys shareholders or closing the tender offer.

Stratasys

INVESTOR RELATIONS

Yonah Lloyd
CCO / VP Investor Relations
Yonah.Lloyd@stratasys.com

U.S. MEDIA

Ed Trissel / Joseph Sala / Kara Brickman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

ISRAEL MEDIA

Rosa Coblens
VP Sustainability, Public Relations IL & Global Internal Communications
Rosa.Coblens@stratasys.com

Yael Arnon
Scherf Communications
yaela@scherfcom.com
+972527202703

Desktop Metal

INVESTOR RELATIONS

Jay Gentzkow
jaygentzkow@desktopmetal.com
(781) 730-2110

MEDIA RELATIONS

Sarah Webster
sarahwebster@desktopmetal.com
(313) 715-6988



Our Nominees

Meet the purpose-built Board driving shareholder value

Our Board is highly qualified with relevant sector experience and expertise and is purpose-built to oversee Stratasys' growth strategy and drive shareholder value



Board Member	Dov Ofer	S. Scott Crump	John McEleney	Ziva Patir	David Reis	Michael Schoellhorn	Yair Seroussi	Adina Shorr
Title	Chairman	Director	Director	Director	Director	Director	Director	Director
Senior Management	✓	✓	✓	✓	✓	✓	✓	✓
Global Business	✓	✓	✓	✓	✓	✓	✓	✓
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓
Industrial Products	✓	✓	✓	✓	✓	✓	✓	✓
Industry Expertise	✓	✓	✓		✓	✓	✓	✓
IT/Technology	✓	✓	✓		✓	✓	✓	✓
Sales and Marketing	✓	✓	✓	✓	✓	✓	✓	✓
Human Capital Management	✓	✓	✓	✓	✓	✓	✓	✓
ESG	✓	✓	✓	✓	✓	✓	✓	✓
Finance/Accounting	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓
Public board experience	✓	✓	✓		✓	✓	✓	✓
Experience running $1B public company	✓	✓	✓		✓	✓	✓	✓
Experience running a 3D Printing company	✓	✓	✓		✓			✓
Total	**14/14**	**14/14**	**14/14**	**9/14**	**14/14**	**13/14**	**13/14**	**14/14**

Stratasys Board of Directors urges shareholders to vote "**FOR**" the re-election of the Stratasys slate consisting of the eight highly qualified current members of Stratasys' Board. **Your vote is important.** We urge shareholders to read the proxy statement carefully and vote your shares promptly, regardless of the number of shares you own.

LETTER TO STRATASYS SHAREHOLDERS FROM THE BOARD OF DIRECTORS

PROXY STATEMENT

PROXY CARD

Stratasys' Board is purpose-built

We continuously evaluate Stratasys' board composition to maintain the right balance of skills, experience, diversity and tenure. As part of this process, we take into consideration the feedback and views of shareholders through active engagement to help inform our decision-making and ensure the board composition that is in the best interests of the Company and all our shareholders.

Stratasys operates in a highly technical field requiring a vast amount of experience and industry relationships across 3D printing, other high-tech enterprises, manufacturing and software in order to succeed as a company **– and our Board brings the right operational and technical expertise, diverse and unique insights into industry relationships and ESG best practices to drive Stratasys' growth.**

Board Composition Highlights



BOARD INDEPENDENCE
1
Co-Founder of Stratasys
88%
Independent
7
Independent

Majority of Board is composed of Independent directors



DIRECTOR TENURE
> 11 years
13%
1
3
< 6 years
37%
4
6 - 10 years
50%

Board is balanced between directors with a short, medium and longer tenure

Meet our director nominees



Dov Ofer
Chairman of the Board since May 2020, director since July 2017

READ BIO



Scott Crump
Director since November 2021

READ BIO



John J. McEleney
Director since December 2007

READ BIO



Ziva Patir
Director since June 2013

READ BIO



David Reis
Director since June 2013

READ BIO



Michael Schoellhorn
Director since November 2020

READ BIO



Yair Seroussi
Director since July 2017

READ BIO



Adina Shorr
Director since July 2018

READ BIO


3

< 6 years
37%

Majority of Board

medium and longer tenure

Meet our director nom



Dov Offer

Chairman of the Board since May 2020, director since July 2017

EXPERIENCE

Chief Executive Officer (2007 – 2013), **Lumenis Ltd.**, a publicly held medical laser device company

Corporate Vice President and General Manager (2005 - 2007), **HP Scitex** (formerly a subsidiary of Scailex Corporation Ltd., a producer of large format printing equipment)

President and Chief Executive Officer (2002 - 2005), **Scitex Vision Ltd**

EDUCATION

B.A., Economics, Hebrew University in Israel

M.B.A., University of California Berkeley in California

OTHER PUBLIC BOARDS

Director, Kornit Digital Ltd., a provider of industrial and commercial printing solutions for the garment, apparel and textile industries (2015 – present)

Chairman, Scodix Ltd., a provider of digital print embellishment solutions for the graphic arts industry (2020 – present); joined board in 2013

Chairman, Plastopil Hazorea Company Ltd., a company that develops, manufactures and markets flexible barrier films and technologically advanced packaging solutions for chilled foods (2013 – 2018)

QUALIFICATIONS

Mr. Ofer brings significant strategic and leadership skills gained over his 25 years in executive management and board positions in the emerging Israeli high-tech sector, which has resulted in a strong history of introducing innovation and driving technology development. It also has resulted in his deep expertise in 2D printing gained while serving as an executive at Scitex Vision and subsequently HP Scitex, and as a director at Scodix and Kornit. This expertise is very valuable for the 3D journey of Stratasys. He also has intimate knowledge of the medical devices market, an essential vertical for Stratasys, which he gained in his previous position leading Lumenis. His M&A expertise, gained while participating in various mergers and acquisitions within the industry, allows him to bring critical insights related to evaluation of potential transactions and provide guidance to the Board as Stratasys continues to grow. His service on the oversight committee of the Board, which guided executive management during the interim period prior to the appointment of the current, permanent chief executive officer, gave Mr. Ofer deep knowledge of the Company's specific operations.



Dov Ofer

Chairman of the Board since
director since July 2017

READ BIO



tir

ince June 2013

BIO



David Reis

Director since June 2013

READ BIO



horr

ince July 2018

BIO


88%
Independent
7


3
< 6 years
37%
4
6 - 10 years

Majority of Board

medium and longer tenure

Meet our director nom



Scott Crump

Director since November 2021

EXPERIENCE

Chief External Affairs and Innovation Officer (2020), Chairman of Stratasys Ltd (2012-2015), Chairman of the Executive Committee of the Board (2015 – 2020), Chief Innovation Officer (2013 – 2020), **Stratasys Ltd.**

Stratasys Inc Co-Founder, Chairman, Chief Executive Officer, President, Treasurer (1988 – 2012), Chief Financial Officer (1990 – 1997)

EDUCATION

B.S., Mechanical Engineering, Washington State University

Entrepreneurial Studies, Anderson School of UCLA

QUALIFICATIONS

Mr. Crump is regarded as one of the two pioneers in the creation of the 3D printing industry due to his invention of Stratasys' printing technology, Fused Deposition Modeling (FDM). FDM is currently the world's most proliferated 3D printing technology. Mr. Crump is also responsible for many other innovations and, in total, he is a named inventor on 28 patents around the world. Since inventing the technology and co-founding Stratasys in 1988 along with Lisa H. Crump, his wife, he grew the Company to be one of the largest 3D printing companies in the world. His years serving as the head of Stratasys and then as its Chief Innovation Officer have provided him with deep fundamental knowledge of the Company's AM applications, operations, products and competitive landscape. His continued service as a technology expert on the Board is invaluable as it provides extensive insight into current and developing technology and makes him an essential member of the Board.



Dov Ofer

Chairman of the Board since
director since July 2017

READ BIO



tir

ince June 2013

BIO



David Reis

Director since June 2013

READ BIO



horr

ince July 2018

BIO

37%

Majority of Board

medium and longer tenure

Meet our director nom



Dov Ofer
Chairman of the Board since
director since July 2017

READ BIO



David Reis
Director since June 2013

READ BIO

tir
ince June 2013

BIO

horr
ince July 2018

BIO



John J. McEleney

Director since December 2007

EXPERIENCE

Co-Founder and Chief Executive Officer (2012 – 2019, when acquired by PTC), **Onshape Inc.**, a venture-backed start-up company focused on applying modern computing to the 3D product design market

Chief Executive Officer (2009 – 2011, when acquired by Verizon), **Cloud Switch**, a provider of cloud software technology

Chief Executive Officer (2001 – 2007), served in several capacities, including Chief Operating Officer and Vice President, Americas Sales after joining company in 1996, **SolidWorks** Corporation, a wholly owned subsidiary of Dassault Systemes S.A.

Held several key management positions at CAD software pioneer, **Computervision**, and at defense contractor, **Raytheon**

EDUCATION

B.S., Mechanical Engineering, University of Rochester

M.S., Manufacturing Engineering, Boston University

M.B.A., Northeastern University

OTHER BOARDS/ORGANIZATIONS

Director, InNeuroco, a medical device company focused on neurological access devices (2018 – present)

QUALIFICATIONS

Mr. McEleney is a visionary technology executive who has shaped the software industry in relation to 3D printing. He has deep understanding of software for 3D and 2D printing, gained over his more than 30 years of experience in mechanical design and software. Throughout his career, Mr. McEleny has been extensively involved in transforming businesses, driving corporate strategy and forecasting future trends in product development and manufacturing. He is uniquely positioned to understand the innovation challenges Stratasys' customers face. This background makes him valuable to the Board as his insights help guide the Company's strategy and innovation development.

37%

Majority of Board

medium and longer tenure

Meet our director nom



Ziva Patir

Director since June 2013

EXPERIENCE

Consultant to governments on issues of strategy and compliance, risk-based regulatory enforcement activities, sustainability, standardization and policy (2018 – present)

Vice President of Standards, Policy and Sustainability (2008 – 2013), **Better Place**, an electric vehicles infrastructure company providing technology design and service for switchable battery cars

Vice President and Chair of the Technical Management Board (2004 – 2008), **International Organization for Standardization** (ISO), the world's largest developer and publisher of international standards

Director General (1996 - 2008), **TheStandards Institution of Israel** (SII)

EDUCATION

B.S., Chemistry, Tel-Aviv University

M.Sc., Chemistry/Polymer Science, Weizmann Institute of Science

Certified Quality Engineer

OTHER PUBLIC BOARDS

ABRA, an IT services and IT consulting provider (2016 – present)

OTHER BOARDS/ORGANIZATIONS

Chair of the Board, Habima National Theatre of Israel in Tel Aviv, Israel (2022 – present)

Director, Lahav at Tel-Aviv University, the leading provider of executive education in Israel (present)

Director, ELTA Systems Ltd., a privately held radar company that develops advanced defense and intelligence electronics (2014-2017)

Director, A. Luzon Real Estate & Finance, an investing and financing real estate company (2016 – 2022)

Chair of the Board, Road Safety Authority (RSA) in Israel (2008 – 2010)

Member, International Electrotechnical Commission Council Board (1998 – 2000)



Dov Ofer

Chairman of the Board since director since July 2017

READ BIO



tir

ince June 2013

BIO



David Reis

Director since June 2013

READ BIO



horr

ince July 2018

BIO

1
Co-Founder of
Stratasys

< 6 years
37%

Majority of Boarc

, medium and longer tenure



David Reis

Director since June 2013

EXPERIENCE

Chief Executive Officer (2012 – 2016), **Stratasys Ltd.**

Chief Executive Officer and Director (2009 – 2012, when merged with Stratasys Inc.), **Objet Ltd**

Chief Executive Officer and President (2006 – 2008, when acquired by HP), **NUR Macroprinters Ltd.**, a publicly held wide format printer manufacturer

Chief Executive Officer and President (2002 – 2005), **ImageID**, an automatic identification and data capture solution provider

Chief Executive Officer and President (1996 – 2001), **Scitex Vision (Idanit)**, a publicly held developer and manufacturer of wide-format printers

EDUCATION

B.A., Economics and Management, Technion-Israel Institute of Technology

M.B.A., University of Denver

Graduate, Harvard Business School Advanced Management Program

OTHER PUBLIC BOARDS

Director, Scodix Ltd. (2022 – present)

OTHER BOARDS/ORGANIZATIONS

Chairman, Enercon Technologies Ltd., a provider of integrated electronic product design & contract manufacturing services to the medical, industrial, and defense segments (2017 – present)

Chairman, Tuttnauer Ltd, a manufacturer of autoclave sterilizers and plasma sterilizers, and a provider of washer disinfectors and other infection control products in the Healthcare and Life Science industries (2017 – present)

Chairman, Seed-X Inc, an AI and Deep Learing company ooptimizing seed & food supply chains with a seed analysis platform (2020 – present)

QUALIFICATIONS

Mr. Reis has extensive senior leadership experience, including as a CEO, leading fast growing startups and large-scale, high-tech operations spread over different geographies and cultures, including successful leadership of companies in the areas of 3D and 2D printing, software, medical devices, electronics, and POS systems. David has proven experience in managing global businesses, including innovation and R&D across multiple disciplines, and has been particularly committed to research, long-term planning and market analysis. His experience with both private and public companies and involvement in numerous global M&A and IPO transactions allows him to provide important perspectives to the Board and Company.

Meet our director nom



Dov Ofer
Chairman of the Board sinc
director since July 2017

READ BIO



tir
since June 2013

BIO



David Reis
Director since June 2013

READ BIO



horr
since July 2018

BIO

B

1
Co-Founder of
Stratasys

< 6 years
37%

Majority of Board

, medium and longer tenure

Meet our director nom



Dov Ofer
Chairman of the Board since
director since July 2017

READ BIO



David Reis
Director since June 2013

READ BIO

tir
since June 2013

BIO

horr
since July 2018

BIO



Michael Schoellhorn

Director since November 2020

EXPERIENCE

Chief Executive Officer, Defence and Space (2021 – present), Chief Operating Officer (2019 – 2021), member of the Executive Committee (2019 – present), **Airbus**

Chief Operating Officer and a member of the Management Board (2015 – 2019), **BSH Home Appliances GmbH**, a leading German manufacturer of home appliances owned by the Robert Bosch Group

Held various operational international senior management positions in the automotive division, resulting in being appointed Executive Vice President for Manufacturing and Quality (2012 – 2014), **Robert Bosch GmbH** (1999 – 2014)

Research Assistant (1994 – 1999), **Helmut Schmidt University** (University of the German armed forces)

Officer and a helicopter pilot, **German Armed Forces** (1984 – 1994)

EDUCATION

M.S., Mechanical Engineering, Helmut Schmidt University

Ph.D., Control Engineering, Helmut Schmidt University

Studied at IMD Business School (Lausanne, Switzerland), Tepper School of Business (Pittsburgh, USA), Bosch-Carnegie-Institute (Pittsburgh, USA), and the Robert-Bosch-Kolleg (Stuttgart, Germany)

OTHER BOARDS/ORGANIZATIONS

Member, Supervisory Board, Premium Aerospace Group (2022 – present)

President, BDLI, the German aerospace industries association (2021 – present)

Member, Baden-Baden Entrepreneur Talks, a discussion forum for German business and political leaders (present)

Chairman, Supervisory Board, Airbus Operations GmbH (2020 – 2022)

QUALIFICATIONS

Mr. Schoellhorn's more than-23-year career has provided him with extensive operational and manufacturing experience, including his time as COO at Airbus where he led the production, quality, procurement and information management organizations, transforming and building the manufacturing system of the future. In his current role, Mr. Schoellhorn's responsibilities include defence, unmanned air services and connected intelligence activities. During his time at Bosch, Mr. Schoellhorn gained broad expertise in production, engineering, quality, supply chain management as well as digitalization and end-to-end process optimization in the U.S., Czech Republic and Germany. His operational expertise, global manufacturing experience and deep knowledge of three of the Company's key verticals – aerospace, automotive and defence – allow him to provide the Board and Company with relevant and valuable insights.

1
Co-Founder of Stratasys

< 6 years
37%

Majority of Board

medium and longer tenure

Meet our director nom



Yair Seroussi

Director since July 2017

EXPERIENCE

Member of the Advisory Team, **SkyFund**, a leading mid-market Israeli private equity fund (present)

Chairman of the Board (2009 – 2016), **Bank Hapoalim**

Founder and Head (1993 – 2009), **Morgan Stanley Israel**

Founder and Chairman, **Mustang Mezzanine Fund**

Served in the **Israeli Ministry of Finance**, where he held several senior positions, including as Head of the Office of the Ministry of Finance in the U.S. and Head of the Commodities Division in NY (1987 – 1992)

EDUCATION

B.S., Economics and Political Science, Hebrew University in Israel

OTHER PUBLIC BOARDS

Chairman, ZIM Integrated Shipping Services Ltd., a publicly held international cargo shipping company (2020 – present)

Board member and Chairman of the audit committee, Bank Hapoalim (1997 – 2002)

OTHER BOARDS/ORGANIZATIONS

Director, DSP Group, Inc, a privately held manufacturer of chipsets for VoIP, multimedia, and digital cordless applications (2002 – present)

Board of Governors, Hebrew University (present)

Chairman, Eli Hurvitz Strategic Management Institute at the Tel Aviv University (present)

Chairman of the Investment Committee, Mivtachim, Israel's largest pension fund (2003 – 2009)

President, Israeli Bank Association (formerly)

Director, Israel Corp and Frutarom Industries (formerly)

QUALIFICATIONS

Mr. Seroussi has extensive financial and investment expertise developed over his remarkable career that included service in the Israeli Ministry of Finance, during which time he was head of the Commodities Division, and as a member of the team that created the Yozma Program, which initiated the venture capital industry in Israel. In addition, his roles at various critical financial institutions, including as founder and head of Morgan Stanley Israel and Chairman of Bank Hapoalim, and as a member of various investment committees of private equity funds, have resulted in his deep knowledge of capital markets, which is essential for the Company and his role as Chairman of the Audit Committee.



Dov Ofer
Chairman of the Board sinc
director since July 2017

READ BIO



tir
ince June 2013

BIO



David Reis
Director since June 2013

READ BIO



horr
ince July 2018

BIO

B



1
Co-Founder of
Stratasys



< 6 years
37%

Majority of Board

, medium and longer tenure

Meet our director nom



Adina Shorr

Director since July 2018

EXPERIENCE

Chief Executive Officer (2018 – 2020), **Scodix**, a company that provides digital press solutions for print enhancement

Chief Executive Officer and Chairman of the Board (2013 – 2018), **Lucidlogix Technologies Ltd.**

Chief Executive Officer (2009 – 2013), **CellGuide Ltd.**(which was acquired by Lucidlogix)

Chief Executive Officer and President (2003 – 2009), **Objet Ltd.**(formerly known as Objet Geometries, Ltd.)

Corporate Vice President, Leaf Products (2000 – 2003), **Creo Inc.**

Served for nine years at **Scitex**, four years of which she was President of the Scitex Input Division

Worked for IBM in a sales support capacity and for Unisys in Program Management, with responsibility for the management of the business facets of the Unisys Network Computing Division

EDUCATION

B.A., Michigan State University with honors

M.B.A., Michigan State University with honors

OTHER PUBLIC BOARDS

Director, Objet Geometries Ltd. (2012 – 2013)

Director, Advanced Vision Technology Ltd. (2014 – 2017 acquired by Danaher)

Director Highcon Systems 2018- present

OTHER BOARDS/ORGANIZATIONS

Director, SPO Precision Optics 2020- present

Director, Resonai 2017-2021

QUALIFICATIONS

Ms. Shorr has extensive experience in senior leadership and management of technology, systems and solutions stemming from her more than-30-year career in the technology sector, both in the United States and Israel. This includes her service as CEO of Objet, one of the companies Stratasys acquired, which positioned the Company as a leader within the high-growth 3D printing and direct digital manufacturing industry, as well as her time at Creo, where she initiated and led in 2000 the establishment of Leaf Products, a start-up for professional digital photography within Creo. Her substantial technology knowledge and expertise is of particular value to Stratasys and the Board.



Dov Ofer

Chairman of the Board since
director since July 2017

READ BIO



tir

since June 2013

BIO



David Reis

Director since June 2013

READ BIO



horr

since July 2018

BIO

Your Participation is Important

Protect Your Investment and Reject Nano's Attempt to Take Control of Stratasys

The highly opportunistic, self-interested campaign by Nano to take control of Stratasys risks derailing our future growth opportunities and threatens to destroy value for Stratasys shareholders.

Help ensure Stratasys can continue to build on its progress and maximize shareholder value.

Vote ONLY the **WHITE** proxy card "**FOR**" the re-election of the Stratasys slate.

HOW TO SUPPORT STRATASYS

Stratasys

INVESTOR RELATIONS

Yonah Lloyd
CCO / VP Investor Relations
Yonah.Lloyd@stratasys.com

U.S. MEDIA

Ed Trissel / Joseph Sala / Kara Brickman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

ISRAEL MEDIA

Rosa Coblens
VP Sustainability, Public Relations IL & Global Internal Communications
Rosa.Coblens@stratasys.com

Yael Arnon
Scherf Communications
yaela@scherfcom.com
+972527202703

Desktop Metal

INVESTOR RELATIONS

Jay Gentzkow
jaygentzkow@desktopmetal.com
(781) 730-2110

MEDIA RELATIONS

Sarah Webster
sarahwebster@desktopmetal.com
(313) 715-6988



Shareholder Materials

2023 Annual General Meeting Materials

Press Releases

JULY 12, 2023

Stratasys Files Proxy Statement for the 2023 Annual General Meeting and Mails Letter to Shareholders

DOWNLOAD

Letters

JULY 12, 2023

Letter to Stratasys Shareholders from the Board of Directors

DOWNLOAD

Proxy Card

Click here to download a proxy card

DOWNLOAD

Stratasys' Combination with Desktop Metal

Press Releases

JUNE 20, 2023

Stratasys Files Preliminary Form F-4 and Additional Revenue and EBITDA Estimates for Superior Value Combination with Desktop Metal

DOWNLOAD

MAY 25, 2023

Stratasys to Combine with Desktop Metal in Approximately $1.8 Billion All-Stock Transaction

DOWNLOAD

Presentations

JUNE 20, 2023

Delivering superior value with Desktop Metal combination

DOWNLOAD

MAY 31, 2023

Stratasys: Positioned to deliver outsized and enduring shareholder value

DOWNLOAD

MAY 25, 2023

Stratasys and Desktop Metal to Combine

DOWNLOAD

Presentations

JUNE 20, 2023

Delivering superior value with Desktop Metal combination

DOWNLOAD

MAY 31, 2023

Stratasys: Positioned to deliver outsized and enduring shareholder value

DOWNLOAD

MAY 25, 2023

Stratasys and Desktop Metal to Combine

DOWNLOAD

Investor Q&A

JUNE 20, 2023

Stratasys Investor Update Q&A

DOWNLOAD

Webcasts

JUNE 20, 2023

Stratasys Investor Update

LINK TO WEBCAST

MAY 25, 2023

Stratasys to Combine with Desktop Metal

LINK TO WEBCAST

Notice of Objection

Click here to download a Notice of Objection

DOWNLOAD

Nano's Inadequate Tender Offer

Press Releases

JULY 10, 2023

Stratasys to Review Revised Unsolicited Partial Tender Offer from Nano Dimension

DOWNLOAD

JUNE 30, 2023

Stratasys Board of Directors Unanimously Rejects Nano Dimension's Revised Partial Tender Offer

DOWNLOAD

JUNE 27, 2023

Stratasys to Review Revised Unsolicited Partial Tender Offer from Nano Dimension

DOWNLOAD

JUNE 21, 2023

Stratasys Urges Shareholders NOT to Tender into Nano Dimension's Inadequate, Unsolicited, Partial Tender Offer

DOWNLOAD

JUNE 7, 2023

Stratasys Mails Letter to Shareholders

DOWNLOAD

MAY 30, 2023

Stratasys Board of Directors Unanimously Rejects Nano Dimension's Partial Tender Offer

DOWNLOAD

MAY 25, 2023

Stratasys to Review Unsolicited Special Tender Offer From Nano Dimension

DOWNLOAD

APRIL 13, 2023

Stratasys Board of Directors Unanimously Rejects the Nano Dimension Revised Unsolicited Proposal of $20.05 Per Share

DOWNLOAD

APRIL 4, 2023

Stratasys Confirms Receipt of Revised Unsolicited Acquisition Proposal From Nano Dimension

DOWNLOAD

APRIL 3, 2023

Stratasys Board of Directors Unanimously Rejects the Nano Dimension Revised Unsolicited Proposal of $19.55 Per Share

DOWNLOAD

MARCH 29, 2023

Stratasys Confirms Receipt of Revised Unsolicited Acquisition Proposal From Nano Dimension

DOWNLOAD

MARCH 22, 2023

Stratasys Board of Directors Unanimously Rejects Unsolicited Proposal from Nano Dimension

DOWNLOAD

MARCH 9, 2023

Stratasys Confirms Receipt of Unsolicited Acquisition Proposal From Nano Dimension

DOWNLOAD

Letters

Letter to Stratasys Shareholders from the Board of Directors

DOWNLOAD

Presentations

MAY 31, 2023

Stratasys: Positioned to deliver outsized and enduring shareholder value

DOWNLOAD

Investor Q&A

JUNE 30, 2023

Key Facts to Object to Nano Dimension's Inadequate and Coercive Revised Partial Tender Offer

DOWNLOAD

Stratasys

INVESTOR RELATIONS

Yonah Lloyd
CCO / VP Investor Relations
Yonah.Lloyd@stratasys.com

U.S. MEDIA

Ed Trissel / Joseph Sala / Kara Brickman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

ISRAEL MEDIA

Rosa Coblens
VP Sustainability, Public Relations IL & Global Internal Communications
Rosa.Coblens@stratasys.com

Yael Arnon
Scherf Communications
yaela@scherfcom.com
+972527202703

Desktop Metal

INVESTOR RELATIONS

Jay Gentzkow
jaygentzkow@desktopmetal.com
(781) 730-2110

MEDIA RELATIONS

Sarah Webster
sarahwebster@desktopmetal.com
(313) 715-6988

FAQ



What does the Stratasys Board of Directors recommend I do with my shares?

Nano has launched a highly opportunistic, self-interested campaign to take control of Stratasys by nominating an unqualified slate of director candidates to stand for election to Stratasys' Board of Directors. If Nano's slate is elected, Nano would be able to accomplish its goal of acquiring control of Stratasys without paying Stratasys shareholders or closing the tender offer.

The Board strongly believes **the highly opportunistic, self-interested campaign by Nano Dimension to take control of Stratasys puts your investment at risk** by threatening to derail our significant progress, dismantle Stratasys' proposed combination with Desktop Metal and destroy value for Stratasys shareholders.

Stratasys' Board unanimously recommends that Stratasys shareholders vote "FOR" the re-election of the Stratasys slate consisting of the eight highly qualified current members of Stratasys' Board ahead of the Stratasys Annual General Meeting on Tuesday, August 8, 2023. Learn more here.

On July 10, 2023, Nano increased the offer price of its unsolicited partial tender offer to acquire Stratasys ordinary shares not already owned by Nano from $20.05 to $24.00 per share in cash (the "Revised Offer"). Consistent with its fiduciary duties, and in consultation with its independent financial and legal advisors, the Stratasys Board of Directors will carefully review and evaluate the Revised Offer to determine the course of action that it believes is in the best interests of the Company and Stratasys shareholders.

How do I vote my shares at the 2023 Stratasys Annual General Meeting?

Whether or not you plan to attend the 2023 Annual General Meeting, your vote is important, regardless of the number of shares you own. You can vote your shares by internet (at www.cesvote.com) or by mail. Simply follow the instructions on the **WHITE** proxy card or voting instruction form provided to you. **If you vote online, your vote must be received by 11:59 p.m., U.S. Eastern time, on Monday, August 7, 2023 in order to be counted towards the tally of votes at the Meeting.** Learn more here.

Who is eligible to vote at the 2023 Stratasys Annual General Meeting?

You are entitled to vote if you were a shareholder of Stratasys as of the close of business on Wednesday, July 5, 2023. **Your vote is important, regardless of the number of shares you own.**

When can I vote my shares at the 2023 Stratasys Annual General Meeting?

Shareholders of record can vote ahead of the Annual General Meeting on Tuesday, August 8, 2023. **Your vote must be received by 11:59 p.m., U.S. Eastern time, on Monday, August 7, 2023 in order to be counted towards the tally of votes at the Meeting.**

Can I change my vote?

Yes. If you are a shareholder of record and have submitted a proxy card, you can change your vote at any time before it is voted by sending a written and dated notice of revocation to Broadridge, our agent for tallying the votes at the Meeting. Any such revocation or later proxy must be received by 11:59 p.m., U.S. Eastern time, on Monday, August 7, 2023, for it to be effective. If you initially voted online, you can follow the same instructions as you did initially in order to submit your revised vote.

What should I do if I do not have a proxy card?

If you lose or misplace your **WHITE** proxy card, you can print a copy of the proxy card from here, or our website at www.stratasys.com. If you receive proxy materials sent by Nano, we urge you to simply discard Nano's proxy card.

If you need additional copies of the proxy statement or the proxy card or voting instruction form, you can contact Morrow Sodali LLC by calling toll-free (800) 662-5200 or (203) 658-9400 or emailing SSYS@info.morrowsodali.com.

Who can I contact for more information?

If you need assistance delivering your Notice of Objection, or have further questions, please contact Morrow Sodali LLC by calling toll-free (800) 662-5200 or (203) 658-9400 or emailing SSYS@info.morrowsodali.com.

Investors can contact Yonah Lloyd, CCO / VP Investor Relations, by emailing Yonah.Lloyd@stratasys.com.

U.S. media can contact Ed Trissel / Joseph Sala / Kara Brickman at Joele Frank, Wilkinson Brimmer Katcher by calling (212) 355-4449.

Israel media can contact Motti Scherf by calling +972527202700 or emailing motti@scherfcom.com.

Stratasys

INVESTOR RELATIONS

Yonah Lloyd
CCO / VP Investor Relations
Yonah.Lloyd@stratasys.com

U.S. MEDIA

Ed Trissel / Joseph Sala / Kara Brickman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

ISRAEL MEDIA

Rosa Coblens
VP Sustainability, Public Relations IL & Global Internal Communications
Rosa.Coblens@stratasys.com

Yael Arnon
Scherf Communications
yaela@scherfcom.com
+972527202703

Desktop Metal

INVESTOR RELATIONS

Jay Gentzkow
jaygentzkow@desktopmetal.com
(781) 730-2110

MEDIA RELATIONS

Sarah Webster
sarahwebster@desktopmetal.com
(313) 715-6988

How to Support Stratasys

How to Vote

Ahead of the Stratasys Annual General Meeting on Tuesday, August 8, 2023, we urge shareholders to vote **"FOR"** the re-election of the Stratasys slate consisting of the eight highly qualified current members of Stratasys' Board.

Shareholders should receive Stratasys' proxy materials and WHITE proxy card by email from your broker or by regular mail.

Whether or not you plan to attend, your vote is important, **regardless of the number of shares you own. You can vote your shares by internet or mail.** Simply follow the instructions on the **WHITE** proxy card or voting instruction form provided to you.

If you receive proxy materials sent by Nano, we urge you to simply discard Nano's proxy card.

Online

www.cesvote.com
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

Mail

Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided to you.

For assistance voting your **WHITE** proxy card, please contact Stratasys' proxy solicitation agent:

Morrow Sodali LLC
509 Madison Avenue, 12th Floor
New York, NY 10022

Call toll-free (800) 662-5200 or (203) 658-9400

Email: SSYS@info.morrowsodali.com

Stratasys

INVESTOR RELATIONS

Yonah Lloyd
CCO / VP Investor Relations
Yonah.Lloyd@stratasys.com

U.S. MEDIA

Ed Trissel / Joseph Sala / Kara Brickman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

ISRAEL MEDIA

Rosa Coblens
VP Sustainability, Public Relations IL & Global Internal Communications
Rosa.Coblens@stratasys.com

Yael Arnon
Scherf Communications
yaela@scherfcom.com
+972527202703

Desktop Metal

INVESTOR RELATIONS

Jay Gentzkow
jaygentzkow@desktopmetal.com
(781) 730-2110

MEDIA RELATIONS

Sarah Webster
sarahwebster@desktopmetal.com
(313) 715-6988